Q2 Fiscal Year 2020 Financial Highlights For the quarter ended July 31, 2019 August 29, 2019

Forward-Looking Statements Certain statements in this communication may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These statements, including statements regarding Tech Data’s plans, objectives, expectations and intentions, Tech Data’s financial results and estimates and/or business prospects, involve a number of risks and uncertainties and actual results could differ materially from those projected. These forward looking statements are based on current expectations, estimates, forecasts, and projections about the operating environment, economies and markets in which Tech Data operates and the beliefs and assumptions of our management. Words such as “expects,” “anticipates,” “targets,” “goals,” “projects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” variations of such words, and similar expressions are intended to identify such forward looking statements. In addition, any statements that refer to Tech Data’s future financial performance, our anticipated growth and trends in our businesses, and other characterizations of future events or circumstances, are forward looking statements. These forward looking statements are only predictions and are subject to risks, uncertainties, and assumptions. Therefore, actual results may differ materially and adversely from those expressed in any forward looking statements. For additional information with respect to important risks and other factors that could cause actual results to differ materially from those in the forward-looking statements, see Tech Data’s Annual Report on Form 10-K for the year ended January 31, 2019, including Part I, Item 1A, “Risk Factors” therein, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other securities filings with the Securities and Exchange Commission (the “SEC”) that are available at the SEC’s website at www.sec.gov and other securities regulators. Readers are cautioned not to place undue reliance upon any such forward-looking statements, which speak only as of the date made. Many of these factors are beyond Tech Data’s control. Unless otherwise required by applicable securities laws, Tech Data disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Tech Data undertakes no duty to update any forward looking statements contained herein to reflect actual results or changes in Tech Data’s expectations. Use of Non-GAAP Financial Information This document includes financial results prepared in accordance with generally accepted accounting principles (“GAAP”). In addition to GAAP results, Tech Data management believes that the presentation of non-GAAP financial measures is useful to investors because it provides investors with a more complete understanding of our operational results and a meaningful comparison of our performance between periods. The non-GAAP results and outlook should only be used in conjunction with results reported in accordance with GAAP and are not intended to be a substitute for results reported in accordance with GAAP. Non-GAAP financial measures presented in this presentation or other presentations, press releases and similar documents issued by Tech Data, include but are not limited to sales, income or expense items as adjusted for the impact of changes in foreign currencies (referred to as “constant currency”) , non-GAAP selling, general and administrative expenses (“SG&A”), non-GAAP operating income, non-GAAP operating margin, non-GAAP net income, non-GAAP earnings per diluted share, Adjusted non-GAAP operating income growth, Adjusted non-GAAP EPS growth and Adjusted Return on Invested Capital. These non-GAAP financial measures do not have any standardized meaning and are therefore unlikely to be comparable to similar measures presented by comparable companies. Management may also use these non- GAAP financial measures to establish operational goals and, in some cases, for measuring performance for compensation purposes. This presentation provides a detailed reconciliation between results reported in accordance with GAAP and non-GAAP financial measures. 2

Worldwide Net Sales $ in Billions Q2 FY20: $10.5 • Worldwide reported net sales of $9.1 billion increased $9.3 3% 2% compared to the prior-year quarter. $8.9 $9.1 3% $8.4 3% 4% 4% 41% • On a constant currency basis, net sales increased 5% 44% 46% 47% compared to the prior-year quarter. Asia Pacific 45% Americas Europe • Three of our vendor partners represented 10% or 56% more of our net sales; Apple represented 14%, Cisco 53% 51% 51% 49% Systems represented 12% and HP Inc represented 11%. Q2 FY19 Q3 FY19 Q4 FY19 Q1 FY20 Q2 FY20 Y/Y Growth 10% 11% 4% -2% 2% Y/Y CC Growth (1) 8% 12% 8% 3% 5% ⁽¹⁾ CC: constant currency 3

Worldwide Gross Profit and Margin $ in Millions Q2 FY20: • Gross profit of $561.7 million increased 7% compared to the prior-year quarter and increased 9% on a constant currency basis. • Gross margin increased 25 basis points compared to the prior-year quarter. 4

Worldwide SG&A Expenses $ in Millions Q2 FY20: • Non-GAAP SG&A expenses of $410.2 million increased 5% compared to the prior-year quarter and increased 7% on a constant currency basis. • Non-GAAP SG&A as a percentage of net sales increased 10 basis points compared to the prior-year quarter. • GAAP depreciation and amortization expense was $37.5 million compared to $39.9 million in the prior- year quarter. (1) Non-GAAP SG&A excludes acquisition-related amortization of intangibles expenses and tax indemnifications. See GAAP to Non-GAAP reconciliation in the appendix. Note: Q3 FY19 includes a $25 million benefit from the collection of an accounts receivable balance previously considered uncollectible. 5

Worldwide Operating Income $ in Millions Q2 FY20: • Worldwide non-GAAP operating income of $151.4 million increased 12% compared to the prior-year quarter, and 14% on a constant currency basis. • Worldwide non-GAAP operating margin improved 15 basis points from the prior-year quarter. (1) See the GAAP to Non-GAAP reconciliation in the appendix. Note: Q3 FY19 includes a $25 million benefit from the collection of an accounts receivable balance previously considered uncollectible. 6

Worldwide Net Income and EPS Q2 FY20: $ in Millions (except EPS) • The effective tax rate was 21%, compared to 7% in the prior-year quarter. The non-GAAP effective tax rate was 23%, compared to 27% in the prior-year quarter. • Non-GAAP net income of $98.6 million increased 27% compared to the prior-year quarter and 29% on a constant currency basis. • Non-GAAP EPS of $2.69 increased 34% compared to the prior-year quarter and 36% on a constant currency basis. (1) See the GAAP to non-GAAP reconciliation in the appendix. Note: Q3 FY19 includes an $18 million net of tax benefit, $0.47 after tax impact in EPS, from the collection of an accounts receivable balance previously considered uncollectible. 7

Regional Results - Americas Net Sales $ in Billions $4.2 $4.3 Q2 FY20: $4.0 $4.1 $3.8 • Americas’ reported net sales were $4.3 billion, an increase of 7% compared to the prior-year quarter, and an increase of 7% on a constant currency basis. Q2 FY19 Q3 FY19 Q4 FY19 Q1 FY20 Q2 FY20 Americas Y/Y Growth 7% 13% 10% 5% 7% Y/Y CC Growth (1) 7% 14% 11% 6% 7% (1) CC: constant currency 8

Regional Results - Americas Operating Income (1) $ in Millions Q2 FY20: • Americas’ non-GAAP operating income of $107.9 million increased 13% compared to the prior-year quarter, and also increased 13% on a constant currency basis. • Non-GAAP operating margin improved 14 basis points over the prior-year quarter. (1) Before stock compensation expense. (2) See the GAAP to non-GAAP reconciliation in the appendix Note:Q3 FY19 includes a $25 million benefit from the collection of an accounts receivable balance previously considered uncollectible. 9

Regional Results - Europe Net Sales $ in Billions Q2 FY20: $5.9 • Europe’s reported net sales were $4.4 billion, $4.9 a decline of 2% compared to the prior-year $4.5 $4.4 $4.3 quarter. • On a constant currency basis, net sales increased 2% compared to the prior-year quarter. Q2 FY19 Q3 FY19 Q4 FY19 Q1 FY20 Q2 FY20 Europe Y/Y Growth 13% 9% 0% -8% -2% Y/Y CC Growth (1) 9% 12% 5% 1% 2% ⁽¹⁾ CC: constant currency 10

Regional Results - Europe Operating Income (1) $ in Millions Q2 FY20: • Europe’s non-GAAP operating income of $47.3 million increased 7% compared to the prior-year quarter, and 11% on a constant currency basis. • Non-GAAP operating margin improved 10 basis points from the prior-year quarter. (1) Before stock compensation expense. (2) See the GAAP to non-GAAP reconciliation in the appendix. 11

Regional Results - Asia Pacific Net Sales $ in Billions Q2 FY20: $0.33 $0.34 $0.31 $0.29 • Asia Pacific reported net sales were $0.34 $0.28 billion, an increase of 14% compared to the prior-year quarter. • On a constant currency basis, net sales increased 17% compared to the prior-year quarter. Q2 FY19 Q3 FY19 Q4 FY19 Q1 FY20 Q2 FY20 Asia Pacific Y/Y Growth 5% 6% 8% 15% 14% Y/Y CC Growth (1) 7% 12% 13% 19% 17% (1) CC: constant currency 12

Regional Results - Asia Pacific Operating Income (1, 3) $ in Millions Q2 FY20: • The Asia Pacific region’s non-GAAP operating income of $4.3 million increased 71% compared to the prior-year quarter, and 65% on a constant currency basis. • Non-GAAP operating margin improved 42 basis points from the prior-year quarter. (1) Before stock compensation expense. (2) See the GAAP to non-GAAP reconciliation in the appendix. (3) GAAP Results for the fourth quarter of fiscal 2019 include a non-cash goodwill impairment charge of $47 million. 13

Worldwide Cash Metrics Cash Flow from Operations Cash Conversion Cycle $ in Millions Q2 FY19 Q3 FY19 Q4 FY19 Q1 FY20 Q2 FY20 Days of Sales 53 58 54 59 54 Outstanding Days of Supply 33 33 31 38 33 Days of Purchases (68) (73) (70) (78) (69) Outstanding Cash Conversion 18 18 15 19 18 Cycle Q2 FY20: • Net cash generated by operations was $40 million. • The cash balance at the end of the quarter was $738 million. 14

Worldwide Balance Sheet Highlights Q2 FY20: • Accumulated other comprehensive loss was $29 million. • Capital expenditures were $18 million. • At July 31, 2019, the company had $2.9 billion of equity, and 35.96 million shares outstanding resulting in book value of $80.36 per share. • At July 31, 2019, the company had approximately $1.7 billion of goodwill and acquired intangibles. 15

Worldwide Return on Invested Capital • Company’s Weighted Average Cost of Capital is approximately 9%. • Adjusted return on invested capital in Q2 FY20 TTM (trailing twelve months) was 15% compared to 11% in the prior-year quarter. (1) See reconciliation of ROIC to adjusted ROIC calculation in appendix. 16

Worldwide Share Repurchase Activity Number of Amount Shares Average Repurchased Repurchased Price Per ($ millions) Share (millions) Q2 FY20 Share Repurchases $82 0.833 $98.42 Q1 FY20 Share Repurchases $36 0.346 $103.15 Amount remaining on current authorization(1) $275 million (1) Amount remaining reflects $200 million increase to current share repurchase authorization announced August 29, 2019 17

Business Outlook Forward-Looking Statements For the quarter ending October 31, 2019 Certain statements made in this document are “Forward-Looking Statements” as described in the Private Securities Litigation Reform Act of 1995. These statements are subject to risks and uncertainties further described in Tech Data Corporation’s (the Net Sales Range $9.2 billion to $9.5 billion “Company”) Annual Report on Form 10-K for the year EPS Range $2.33 to $2.63 ended January 31, 2019, a copy of which can be obtained from the Company’s Investor Relations Non-GAAP EPS Range (1) $2.85 to $3.15 website at www.techdata.com/investor. A number of important factors, some of which are beyond the Company’s control, could cause actual events and Q3 FY20 business outlook assumes the following: • U.S. dollar to euro exchange rate of $1.12 to €1.00 compared with $1.16 to €1.00 in the results to differ materially from those contained in or prior-year quarter. implied by the forward-looking statements. Forward- • For the quarter ending October 31, 2019, the Company anticipates its effective tax rate will looking statements reflect management's analysis as be in the range of 24 percent to 25 percent. of the filing date of this presentation. The Company does not undertake to update or revise these statements to reflect subsequent developments. (1) See reconciliation in appendix. 18

APPENDIX GAAP to Non-GAAP Reconciliations 19

SG&A $ in thousands Q2 FY19 Q3 FY19 Q4 FY19 Q1 FY20 Q2 FY20 Net Sales$ 8,886,101 $ 9,340,029 $ 10,464,501 $ 8,406,424 $ 9,092,244 SG&A Expenses (GAAP) $ 415,319 $ 396,675 $ 414,540 $ 405,816 $ 431,694 Tax indemnifications (554) (5,541) (3,539) (320) (265) Acquisition-related intangible assets amortization expense (22,715) (22,523) (22,706) (20,879) (21,182) SG&A Expenses (non-GAAP)$ 392,050 $ 368,611 $ 388,295 $ 384,617 $ 410,247 SG&A Expenses (GAAP) % 4.67% 4.25% 3.96% 4.83% 4.75% SG&A Expenses (non-GAAP) % 4.41% 3.95% 3.71% 4.58% 4.51% 20

Operating Income Q2 FY20 (In thousands) Q2 FY20 Stock Americas (1) Europe (1) Asia Pacific (1) Compensation Consolidated Expense Net Sales $ 4,316,731 $ 4,439,627 $ 335,886 $ 9,092,244 Operating income (GAAP) (1) $ 93,085 $ 37,649 $ 2,068 $ (8,055) $ 124,747 Acquisition, integration and restructuring 1,341 3,229 639 - 5,209 expenses Acquisition-related intangible assets 13,440 6,430 1,312 21,182 amortization expense Tax indemnifications - - 265 265 Total non-GAAP operating income $ 14,781 $ 9,659 $ 2,216 $ - $ 26,656 adjustments Operating income (non-GAAP) $ 107,866 $ 47,308 $ 4,284 $ (8,055) $ 151,403 Operating margin (GAAP) 2.16% 0.85% 0.62% 1.37% Operating margin (non-GAAP) 2.50% 1.07% 1.28% 1.67% (1) GAAP operating income does not include stock compensation expense at the regional level. 21

Operating Income Q1 FY20 (In thousands) Q1 FY20 Stock Americas (1) Europe (1) Asia Pacific (1) Compensation Consolidated Expense Net Sales $ 3,789,198 $ 4,309,500 $ 307,726 $ 8,406,424 Operating income (GAAP) (1) $ 68,633 $ 36,420 $ 876 $ (8,305) $ 97,624 Acquisition, integration and restructuring 2,911 3,024 286 - 6,221 expenses Legal settlements and other, net (282) - - (282) Acquisition-related intangible assets 13,440 6,115 1,324 20,879 amortization expense Tax indemnifications - - 320 320 Total non-GAAP operating income $ 16,069 $ 9,139 $ 1,930 $ - $ 27,138 adjustments Operating income (non-GAAP) $ 84,702 $ 45,559 $ 2,806 $ (8,305) $ 124,762 Operating margin (GAAP) 1.81% 0.85% 0.28% 1.16% Operating margin (non-GAAP) 2.24% 1.06% 0.91% 1.48% (1) GAAP operating income does not include stock compensation expense at the regional level. 22

Operating Income Q4 FY19 (In thousands) Q4 FY19 Stock Americas (1) Europe (1) Asia Pacific (1) Compensation Consolidated Expense Net Sales $ 4,241,714 $ 5,895,072 $ 327,715 $ 10,464,501 Operating income (loss) (GAAP) (1) $ 104,966 $ 109,083 $ (40,177) $ (7,819) $ 166,053 Acquisition, integration and restructuring 6,145 13,293 1,348 335 21,121 expenses Goodwill impairment - - 47,434 47,434 Acquisition-related intangible assets 13,414 7,977 1,315 22,706 amortization expense Tax indemnifications 708 3,033 (202) 3,539 Total non-GAAP operating income $ 20,267 $ 24,303 $ 49,895 $ 335 $ 94,800 adjustments Operating income (non-GAAP) $ 125,233 $ 133,386 $ 9,718 $ (7,484) $ 260,853 Operating margin (GAAP) 2.47% 1.85% -12.26% 1.59% Operating margin (non-GAAP) 2.95% 2.26% 2.97% 2.49% (1) GAAP operating income does not include stock compensation expense at the regional level. 23

Operating Income Q3 FY19 (In thousands) Q3 FY19 Stock Americas (1) Europe (1) Asia Pacific (1) Compensation Consolidated Expense Net Sales $ 4,137,852 $ 4,920,156 $ 282,021 $ 9,340,029 Operating income (GAAP) (1) $ 112,399 $ 39,889 $ 2,739 $ (8,139) $ 146,888 Acquisition, integration and restructuring 5,989 13,132 578 578 20,277 expenses Legal settlements and other, net (7,207) - - (7,207) Acquisition-related intangible assets 13,569 7,640 1,314 22,523 amortization expense Gain on disposal of subsidiary - (29) - (29) Tax indemnifications - 5,541 - 5,541 Total non-GAAP operating income $ 12,351 $ 26,284 $ 1,892 $ 578 $ 41,105 adjustments Operating income (non-GAAP) $ 124,750 $ 66,173 $ 4,631 $ (7,561) $ 187,993 Operating margin (GAAP) 2.72% 0.81% 0.97% 1.57% Operating margin (non-GAAP) 3.01% 1.34% 1.64% 2.01% (1) GAAP operating income does not include stock compensation expense at the regional level. 24

Operating Income Q2 FY19 (In thousands) Q2 FY19 Stock Americas (1) Europe (1) Asia Pacific (1) Compensation Consolidated Expense Net Sales $ 4,043,331 $ 4,549,127 $ 293,643 $ 8,886,101 Operating income (GAAP) (1) $ 87,930 $ 29,085 $ 1,318 $ (7,968) $ 110,365 Acquisition, integration and restructuring (844) 13,342 131 668 13,297 expenses Legal settlements and other, net (5,234) - - (5,234) Acquisition-related intangible assets 13,570 7,727 1,418 22,715 amortization expense Gain on disposal of subsidiary - (6,717) - (6,717) Tax indemnifications - 910 (356) 554 Total non-GAAP operating income $ 7,492 $ 15,262 $ 1,193 $ 668 $ 24,615 adjustments Operating income (non-GAAP) $ 95,422 $ 44,347 $ 2,511 $ (7,300) $ 134,980 Operating margin (GAAP) 2.17% 0.64% 0.45% 1.24% Operating margin (non-GAAP) 2.36% 0.97% 0.86% 1.52% (1) GAAP operating income does not include stock compensation expense at the regional level. 25

Net Income and EPS

(In thousands, except per share data)

	Q2 FY19		Q3 FY19		Q4 FY19		Q1 FY20		Q2 FY20	
	Net Income	Diluted EPS	Net Income	Diluted EPS	Net Income	Diluted EPS	Net Income	Diluted EPS	Net Income	Diluted EPS
GAAP Results	**$75,866**	**$1.97**	**$114,216**	**$2.96**	**$116,799**	**$3.11**	**$55,400**	**$1.49**	**$79,250**	**$2.16**
Acquisition, integration and restructuring expenses	13,297	0.34	20,277	0.53	21,121	0.56	6,221	0.17	5,209	0.14
Goodwill impairment	-	-	-	-	47,434	1.26	-	-	-	-
Legal settlements and other, net	(5,234)	(0.13)	(7,207)	(0.19)	-	-	(282)	(0.01)	-	-
Acquisition-related intangible assets amortization expense	22,715	0.59	22,523	0.58	22,706	0.60	20,879	0.56	21,182	0.58
Gain on disposal of subsidiary	(6,717)	(0.17)	(29)	-	-	-	-	-	-	-
Tax indemnifications	554	0.01	5,541	0.14	3,539	0.09	320	0.01	265	0.01
Income tax effect of tax indemnifications	(554)	(0.01)	(5,541)	(0.14)	(3,539)	(0.09)	(320)	(0.01)	(265)	(0.01)
Income tax effect of other adjustments above	(9,404)	(0.25)	(8,798)	(0.23)	(8,815)	(0.23)	(6,321)	(0.17)	(7,015)	(0.19)
Income tax benefit from acquisition settlement	(12,839)	(0.34)	(207)	-	-	-	-	-	-	-
Change in deferred tax valuation allowances	-	-	(473)	(0.01)	(2,914)	(0.08)	-	-	-	-
Impact of US tax reform	-	-	(24,000)	(0.62)	(25,234)	(0.67)	-	-	-	-
Non-GAAP Results	**$77,684**	**$2.01**	**$116,302**	**$3.02**	**$171,097**	**$4.55**	**$75,897**	**$2.04**	**$98,626**	**$2.69**
Weighted average shares outstanding - diluted	38,566		38,526		37,577		37,247		36,661	

Tech Data

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Return on Invested Capital $ in thousands Twelve months ended July 31, TTM Net Operating Profit After Tax (NOPAT)*: 2018 2019 Operating income$ 412,331 $ 535,312 Income taxes on operating income (1) (211,261) (71,618) NOPAT $ 201,070 $ 463,694 Average Invested Capital: Short-term debt (5-qtr end average)$ 188,558 $ 117,825 Long-term debt (5-qtr end average) 1,604,359 1,319,914 Shareholders' Equity (5-qtr end average) 2,819,394 2,886,150 Total average capital 4,612,311 4,323,889 Less: Cash (5-qtr end average) (737,995) (754,845) Average invested capital less average cash $ 3,874,316 $ 3,569,044 ROIC 5% 13% * Trailing Twelve Months is abbreviated as TTM. (1) Income taxes on operating income was calculated using the trailing twelve months effective tax rate. 27

Adjusted Return on Invested Capital $ in thousands Twelve months ended July 31, TTM Net Operating Profit After Tax (NOPAT), as adjusted*: 2018 2019 Non-GAAP operating income (1) $ 610,691 $ 725,011 Income taxes on non-GAAP operating income (2) (172,797) (177,649) NOPAT, as adjusted $ 437,894 $ 547,362 Average Invested Capital, as adjusted: Short-term debt (5-qtr end average)$ 188,558 $ 117,825 Long-term debt (5-qtr end average) 1,604,359 1,319,914 Shareholders' Equity (5-qtr end average) 2,819,394 2,886,150 Tax effected impact of non-GAAP adjustments (3) 95,231 45,223 Total average capital, as adjusted 4,707,542 4,369,112 Less: Cash (5-qtr end average) (737,995) (754,845) Average invested capital less average cash $ 3,969,547 $ 3,614,267 Adjusted ROIC 11% 15% * Trailing Twelve Months is abbreviated as TTM. (1) Represents operating income as adjusted to exclude acquisition, integration and restructuring expenses, legal settlements and other, net, gain on disposal of subsidiary, value added tax assessments, acquisition- related intangible assets amortization expense, goodwill impairment and tax indemnifications. (2) Income taxes on non-GAAP operating income was calculated using the trailing twelve months effective tax rate adjusted for the impact of non-GAAP adjustments during the respective periods. (3) Represents the 5 quarter average of the year-to-date impact of non-GAAP adjustments. 28

Guidance Reconciliation Three months ending October 31, 2019 Low end of High end of guidance range guidance range Earnings per share - diluted $2.33 $2.63 Acquisition-related amortization of intangibles 0.58 0.58 Acquisition, integration and restructuring expenses 0.12 0.12 Income tax effect of the above adjustments (0.18) (0.18) Non-GAAP earnings per share - diluted $2.85 $3.15 29